AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Merger Agreement”) is entered into on the 21st of May, 2004 by Cool Can Technologies, Inc., a Minnesota corporation (“Cool Can”) and NorPac Technologies, Inc., a Nevada corporation (“NorPac”).

PRELIMINARY STATEMENTS

               NorPac is a wholly owned subsidiary of Cool Can.

               The Boards of Directors of NorPac and Cool Can deem it desirable and in the best interests of their respective shareholders that Cool Can be merged with and into NorPac (the “Merger”) on the terms and conditions of this Agreement.

               The Boards of Directors of NorPac and Cool Can, by resolutions duly adopted, have approved and adopted this Agreement.

               It is intended that the Merger be completed pursuant to Section 302A.621 of the Minnesota Business Corporation Act and Section 92A.190 of the Nevada Revised Statutes.

               It is intended that the Merger will qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder

               NOW THEREFORE the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Cool Can shall merge with and into NorPac on the following terms, conditions and other provisions:

STATEMENT OF TERMS

SECTION 1
THE MERGER

               1.1                The Merger. Subject to Section 1.8, upon and subject to the approval of the shareholders of Cool Can, Cool Can will be merged with and into NorPac in accordance with this Agreement, the Articles of Merger substantially in the form of Exhibit A attached to this Agreement (the “Articles of Merger”), and the applicable provisions of the Minnesota Business Corporation Act (the “Minnesota Law”) and the Nevada Revised Statutes (the “Nevada Law”). Following the Merger, NorPac will continue as the surviving corporation (“Surviving Corporation”) and the separate existence of Cool Can will cease.

               1.2                Effective Time of the Merger. The Merger will be effective at the time (the “Effective Time”) of the later of (i) the filing of the Articles of Merger with the Secretary of State of the State of Minnesota and (ii) the filing of the Articles of Merger with the Secretary of State of the State of Nevada, which articles are to be filed in both places as soon as practicable on approval of the Merger by the shareholders of Cool Can.

               1.3                Effect of the Merger. The Merger will have the effects set forth in of the Minnesota Law, including Section 302A.641 of the Minnesota Law and Section 92A.250 of the Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of NorPac and Cool Can will vest in Surviving Corporation without further act or deed, and all debts, liabilities and duties of NorPac and Cool Can will become the debts, liabilities and duties of Surviving Corporation.

               1.4                Certificate of Incorporation; Bylaws.

                                    (a)                The certificate of incorporation of NorPac as in effect immediately prior to the Effective Time will continue unchanged, except to the extent amended by the Articles of Merger, and will be the certificate of incorporation of Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

                                    (b)                At the Effective Time, the by-laws of NorPac, as in effect immediately prior to the Effective Time, will be the by-laws of Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

               1.5                Directors. The directors of Cool Can immediately prior to the Effective Time will be the directors and officers, respectively, of the Surviving Corporation after the Effective Time. The directors will hold office for the terms in effect immediately prior to the Effective Date. The directors will hold office until their successors are duly elected, appointed or qualified or until their earlier death, resignation or removal in accordance with certificate of incorporation and bylaws of Surviving Corporation.

               1.6                Officers. The officers of Cool Can immediately prior to the Effective Time will be the directors of the Surviving Corporation after the Effective Time. The officers will hold office until their successors are duly elected, appointed or qualified or until their earlier death, resignation or removal in accordance with certificate of incorporation and bylaws of Surviving Corporation.

               1.7                Taking of Necessary Action. If after the Effective Time any further action is necessary to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all assets, rights, approvals, immunities and franchises of either NorPac or Cool Can, and the officers and directors, or the former officers and directors, as the case may be, of NorPac and Cool Can and the Surviving Corporation will take all such necessary action.

               1.8                Dissenting Shareholders. The Merger may be abandoned or discontinued prior to the Effective Time by a resolution of the board of directors of Cool Can in the event that 1% or more of the holders of Cool Can’s issued and outstanding shares of common stock will have exercised dissent rights in respect of the Merger.

SECTION 2
MERGER CONSIDERATION

               2.1                Merger Consideration.

                                    (a)                Conversion of Cool Can Common Stock. Each twenty (20) shares of Cool Can common stock, no par value per share (“Cool Can Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares, as defined in Section 2.4) will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of common stock of NorPac, par value $0.001 per share (each a share of “NorPac Common Stock”).

                                    (b)                Conversion of NorPac Stock. Each share of NorPac Common Stock issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and returned to the status of authorized but unissued shares.

                                    (c)                Conversion of Cool Can Stock Options. Each twenty (20) options to purchase or otherwise acquire shares of Cool Can Common Stock, whether for cash or other consideration (each, a “Cool Can Stock Option”) issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one option to purchase or otherwise acquire shares of NorPac Common Stock on the same terms and conditions and will be recognized as such by NorPac (the “Option Conversion Ratio”).

                                    (d)                Conversion of Cool Can 10% Convertible Notes. Each Cool Can 10% Convertible Note (each, a “Cool Can Convertible Note”), entitling the holder thereof to convert all or any portion of the Cool Can Convertible Note held by such holder into that number of fully paid and non-assessable shares of common stock of Cool Can equal to the principal amount of the Cool Can Convertible Note divided by the lesser of $0.001 or 50% of the average trading price of Cool Can’s common stock for the 10 trading days immediately preceding the date of conversion, prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into a 10% Convertible Note of the Surviving Corporation entitling the holder thereof to convert all or any portion of the Cool Can Convertible Note (the “Note Conversion Ratio”) held by such holder into that number of fully paid and non-assessable shares of common stock of the Surviving Corporation equal to the principal amount of the Cool Can Convertible Note divided by the lesser of $0.02 or 50% of the average trading price of the Surviving Corporation’s common stock for the 10 trading days immediately preceding the date of conversion on the same terms and conditions as the Cool Can Convertible Note and will be recognized as such by the Surviving Corporation.

               2.2                Conversion Procedure.

                                    (a)                Stock Certificate Conversion Procedure. After the Effective Time, each holder of Cool Can Common Stock will be entitled to exchange his, her, or its certificate representing the Cool Can Common Stock (“Cool Can Stock Certificate”) for a certificate representing the number of shares of NorPac Common Stock into which the number of shares of Cool Can Stock previously represented by such certificate surrendered have been converted pursuant to Section 2.1(a) of this Agreement. Each holder of Cool Can Common Stock may exchange his, her or its Cool Can Stock Certificate by delivering it to the Surviving Corporation and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the NorPac Common Stock to the holder thereof. Until surrendered as contemplated by this Section 2.2, each Cool Can Stock Certificate will be deemed at any time after the Effective Time to represent only the right to receive NorPac Common Stock certificates representing the number of whole shares of NorPac Common Stock into which the shares of Cool Can Common Stock formerly represented by such certificate have been converted. Upon receipt of such Cool Can Stock Certificates, the Surviving Corporation will cause the issuance of the number of shares of NorPac Common Stock as converted pursuant to Section 2.1(a) of this Agreement.

                                    (b)                Cool Can Stock Option Conversion Procedure. After the Effective Time, to the extent determined necessary by the Surviving Corporation, the Surviving Corporation will replace the certificate, agreement or other documentation evidencing any Cool Can Stock Option (“Cool Can Stock Option Agreement”) with a new certificate, agreement, confirmation or other documentation for the purchase or acquisition of the same number of shares of NorPac Common Stock as were subject to the Cool Can Stock Option on terms as nearly equivalent to those of the Cool Can Stock Option Agreement, subject to the Option Conversion Ratio in Section 2.1(c), as as may be accomplished under applicable law (the “Replacement Stock Option”). Any holder of a Cool Can Stock Option may request a Replacement Stock Option by notifying the Surviving Corporation of such request in writing and including a copy of his, her or its Cool Can Stock Option Agreement. No replacement of a Cool Can Stock Option will be issued until the original Cool Can Stock Option Agreement and any other documentation deemed reasonably necessary by the Surviving Corporation is signed and surrendered to the Surviving Corporation by the holder of the Cool Can Stock Option Agreement. Until surrendered as contemplated by this Section 2.2, each Cool Can Stock Option will be deemed at any time after the Effective Time to represent only the right to receive a Replacement Stock Option for the same number of shares of Cool Can Common Stock subject to the Cool Can Stock Option, subject to the Option Conversion Ratio in Section 2.1(c).

                                     (c)                 Cool Can 10% Convertible Note Conversion Procedure. After the Effective Time, to the extent determined necessary by the Surviving Corporation, the Surviving Corporation will replace the certificate, agreement or other documentation evidencing any Cool Can Convertible Note with a new certificate, agreement, confirmation or other documentation for the acquisition of the number of shares of NorPac Common Stock as were subject to the Cool Can Convertible Note on terms as nearly equivalent to those of the Cool Can Convertible Note, subject to the Note Conversion Ratio in Section 2.1(d), as may be accomplished under applicable law (the “Replacement Note”). Any holder of a Cool Can Convertible Notes may request a Replacement Note by notifying the Surviving Corporation of such request in writing and including a copy of his, her or its Cool Can Convertible Note. No replacement of a Cool Can Convertible Notes will be issued until the original Cool Can Convertible Note and any other documentation deemed reasonably necessary by the Surviving Corporation is signed and surrendered to the Surviving Corporation by the holder of the Cool Can Convertible Note. Until surrendered as contemplated by this Section 2.2, each Cool Can Convertible Note will be deemed at any time after the Effective Time to represent only the right to receive a Replacement Note exercisable for the acquisition of the same number of shares of Cool Can Common Stock subject to the Cool Can Convertible Note, subject to the Note Conversion Ratio in Section 2.1(d).

               2.3                No Fractional Shares. No fractional shares of NorPac Common Stock will be issued as a result of the Merger. In lieu of any such fractional shares, each holder of Cool Can Common Stock who would otherwise have been entitled to receive a fraction of a share of NorPac Common Stock in the Merger will be rounded up to the next nearest whole number of shares of NorPac Common Stock.

               2.4                Appraisal Rights. Notwithstanding any provision of this Agreement to the contrary, shares of Cool Can Common Stock (“Dissenting Shares”) that are issued and outstanding immediately prior to the Effective Time and held by stockholders who did not vote in favor of the Merger and who comply with all of the relevant provisions of Section 302A.471 and Section 302A.473 of the Minnesota Law (the “Dissenting Stockholders”) will not be converted into or be exchangeable for the right to receive NorPac Common Stock, unless and until such holders will have failed to perfect or will have effectively withdrawn or lost their rights to appraisal under the Minnesota Law. Cool Can will give the Surviving Corporation (i) immediate oral notice followed by prompt written notice of any written demands for appraisal of any shares of Cool Can Common Stock, attempted withdrawals of any such demands and any other instruments served pursuant to the Minnesota Law and received by Cool Can relating to stockholders' rights of appraisal, and (ii) will keep the Surviving Corporation informed of the status of all negotiations and proceedings with respect to demands for appraisal under the Minnesota Law. If any Dissenting Stockholder fails to perfect or will have effectively withdrawn or lost the right to appraisal, the shares of Cool Can Common Stock held by such Dissenting Stockholder will thereupon be treated as though such shares had been converted into the right to receive NorPac Common Stock pursuant to Section 2.1 of this Agreement.

               2.5                No Further Ownership Rights in Cool Can Stock. The promise to exchange the Cool Can Common Stock for shares of NorPac Common Stock in accordance with the terms of this Section 2 will be deemed to have been given in full satisfaction of all rights pertaining to the Cool Can Common Stock, and there will be no further registration of transfers on the stock transfer books of Cool Can of the shares of Cool Can Common Stock that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Cool Can Common Stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Cool Can Common Stock, except as otherwise provided in this Agreement or by law.

               2.6                Distributions with Respect to Unsurrendered Cool Can Stock. No dividends or other distributions with a record date after the Effective Time will be paid to the holder of any unsurrendered Cool Can Stock Certificate until the surrender of such Cool Can Stock Certificate in accordance with Section 2.2 of this Agreement. Following surrender of any such Cool Can Stock Certificate, the Surviving Corporation will pay to the holder of the NorPac Common Stock certificate issued in exchange the Cool Can Stock Certificate, without interest: (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time previously paid with respect to such NorPac Common Stock which such holder is entitled pursuant to Section 2.1 of this Agreement, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such NorPac Common Stock.

               2.7                Lost, Stolen or Destroyed Certificates. If any certificate representing Cool Can Common Stock, any Cool Can Stock Option Agreement, or any Cool Can Convertible Note has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate or agreement to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such certificate, the Surviving Corporation will cause to be issued in exchange for such lost, stolen or destroyed certificate, the applicable NorPac Common Stock, Replacement Stock Option or Replacement Note deliverable in respect thereof, pursuant to Section 2.1 of this Agreement.

SECTION 3
MISCELLANEOUS PROVISIONS

               3.1                Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

               3.2                Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

               3.3                Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger abandoned by either the board of directors of Cool Can or NorPac, or both, notwithstanding approval of the Merger by the shareholders of Cool Can.

               3.4                Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada.

               3.5                Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

               3.6                Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

               3.7                Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

               IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the board of directors of Cool Can and NorPac is hereby executed on behalf of each corporation.

COOL CAN TECHNOLOGIES, INC.
a Minnesota Corporation

/s/ Bruce Leitch
Bruce Leitch, President

NORPAC TECHNOLOGIES, INC.
a Nevada Corporation

/s/ Bruce Leitch
Bruce Leitch, President

EXHIBIT A

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 1

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1)	Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11'' blank sheet containing the required information for each additional entity.

COOL CAN TECHNOLOGIES, INC.
Name of merging entity

MINNESOTA	CORPORATION
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

NORPAC TECHNOLOGIES, INC.
Name of surviving entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3)	(Choose one)

	☒	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

	☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4)
Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11'' blank sheet containing the required information for each additional entity):

	(a)	Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(b)

The plan was approved by the required consent of the owners of *:

COOL CAN TECHNOLOGIES, INC.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

NORPAC TECHNOLOGIES, INC.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(c)

Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:
6)	Location of Plan of Merger (check a or b):
☐ (a) The entire plan of merger is attached;
or,
☒ (b)

The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date (optional)": 7/12/04

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them ''Restated'' or ''Amended and Restated,'' accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

8)

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box ☐ and attach an 8%'' x 1 1 '' blank sheet containing the required information for each additional entity.):

COOL CAN TECHNOLOGIES, INC.
Name of merging entity

/s/ Bruce Leitch	President	07/07/2004
Signature	Title	Date

______________________________
Name of merging entity

______________________________
Signature	Title	Date

Name of merging entity

______________________________
Signature	Title	Date

Name of merging entity

______________________________
Signature	Title	Date

NORPAC TECHNOLOGIES, INC.
Name of surviving entity

/s/ Bruce Leitch	President	07/07/2004
Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03